UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 28, 2016

GTT Communications, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

On June 28, 2016, GTT Communications, Inc. (the “Company”) entered into Amendment No. 1 (the “Repricing Amendment”) to the Company’s existing Credit Agreement, described below.  The Repricing Amendment is with and among KeyBank National Association, as administrative agent (the “Agent”), certain lenders party to the Credit Agreement referred to below and KeyBank National Association, as the Additional Tranche B Term Loan Lender.  The Repricing Amendment is to the Credit Agreement, dated as of October 22, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”) by and among (1) the Company, as borrower, (2) KeyBank National Association, as administrative agent,  letter of credit issuer, swing line lender and a lender, (3) SunTrust Bank, as syndication agent and a lender, (4) KeyBank Capital Markets Inc. and SunTrust Robinson Humphrey, Inc. as joint lead arrangers and joint bookrunners, (5) MUFG Union Bank, N.A., Pacific Western Bank, CIT Bank, N.A., ING Capital LLC, Société Générale and CoBank, ACB, as co-documentation agents, and (6) the other lenders party thereto.

Under the Repricing Amendment, 100% of the outstanding Term Loans as of June 28, 2016 were either converted into Tranche B Term Loans (as defined in the Repricing Amendment) or repaid in full with proceeds from Additional Tranche B Term Loans made by the Additional Tranche B Term Loan Lender.  The Repricing Amendment, among other things, reduces the applicable margin on the Tranche B Term Loans under the Credit Agreement to 375 basis points for Tranche B Term Loans that are Base Rate Loans (as defined in the Credit Agreement) and to 475 basis points for Tranche B Term Loans that are Eurodollar Loans (as defined in the Credit Agreement), and establishes a soft call protection through December 28, 2016 of 1.0% for certain prepayments, refinancings  and amendments for the primary purpose of reducing the effective yield on such indebtedness to less than the effective yield applicable to all or a portion of the Tranche B Term Loan, but excluding certain change of control transactions and acquisitions.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01              Financial Statements and Exhibits

(d)         Exhibits

10.1                        Amendment No. 1, dated as of June 28, 2016, among GTT Communications, Inc., a Delaware corporation, as the borrower, the lenders party thereto, and KeyBank National Association, as the administrative agent and as the Additional Tranche B Term Loan Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2016	GTT COMMUNICATIONS, INC.

	By:	/s/ Chris McKee
Chris McKee
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 1, dated as of June 28, 2016, among GTT Communications, Inc., a Delaware corporation, as the borrower, the lenders party thereto, and KeyBank National Association, as the administrative agent and as the Additional Tranche B Term Loan Lender.